EXHIBIT 10.19(b)



                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------


                                OPTION AGREEMENT


                                     Between


                                PMC-Sierra, Inc.


                                       And


                  Taiwan Semiconductor Manufacturing Co., Ltd.

                                 March 19, 1996


                                      -CC-

                                TABLE OF CONTENTS

1.       DEFINITIONS                                                    4
2.       VOLUME COMMITMENT                                              5
3.       WAFER PRICE                                                    5
4.       OTHER PURCHASE TERMS AND CONDITIONS                            6
5.       OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY               6
6.       FAILURE TO PURCHASE THE OPTION CAPACITY                        7
7.       TERM AND TERMINATION                                           8
8.       BOARD APPROVAL                                                 8
9.       LIMITATION OF LIABILITY                                        9
10.      NOTICE                                                         9
11.      ENTIRE AGREEMENT                                              10
12.      GOVERNING LAW                                                 10
13.      ARBITRATION                                                   10
14.      ASSIGNMENT                                                    11
15.      CONFIDENTIALITY                                               11
16.      FORCE MAJEURE                                                 11
EXHIBIT A                                                              12
EXHIBIT B                                                              13
EXHIBIT C                                                              14
EXHIBIT D                                                              15
EXHIBIT E                                                              16

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

                                OPTION AGREEMENT

         THIS AGREEMENT is made and becomes effective as of March 19, 1996 (the "Effective Date") by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company organized under the laws of the Republic of China with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, and, PMC-SIERRA CORPORATION, a company organized under the laws of California, with its registered address at 8501 Commerce Court, Burnaby, B.C. Canada V5A4N3 ("Customer").

RECITALS

         WHEREAS, TSMC currently supplies Customer with wafers and Customer wishes to increase the volume of wafers to be purchased from TSMC;

         WHEREAS, in order to increase its output, TSMC [ REDACTED ]

         WHEREAS, as a condition to TSMC's acceleration of these facilities, TSMC has asked that Customer make a capacity commitment and advance payment for the right to buy additional capacity, and Customer is willing to do so:

AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

1.       DEFINITIONS

         (a) "Base Capacity" used in this Agreement shall mean the Contract Capacity as defined in this Section 1(c) below, plus the Best Effort Capacity as defined in this Section 1(c) below.

         (b) "Best Effort Capacity" used in this Agreement shall mean the capacity commitment made by Customer on the best effort basis pursuant to an existing agreement, if any.

         (c) "Customer Committed Capacity" used this Agreement shall mean the total capacity that Customer agrees to purchase from TSMC pursuant to this Agreement, and is set forth in Exhibit B.

         (d) "Option Capacity" used in this Agreement shall mean the firm capacity commitment made by Customer pursuant to this Agreement, for which Capacity Customer agrees to pay the Option Fee as defined in this Section 1(f) below.

         (e) "Option Fee" used in this Agreement shall mean the deposit that Customer agrees to place with TSMC as the advance payment for the Option Capacity.

         (f) "TSMC Committed Capacity" used in this Agreement shall mean the total capacity that TSMC agrees to provide to Customer pursuant to this Agreement, and is set forth in Exhibit B.

         (g)      [ REDACTED ]

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

2.       VOLUME COMMITMENT

         (a) Customer agrees to purchase from TSMC the Customer Committed Capacity, and subject to the payment of the Option Fee by Customer under Section 5 below, TSMC agrees to provide to Customer the TSMC Committed Capacity, as set forth in Exhibit
                  B. [ REDACTED ]

         (b) Each month, Customer agrees to provide to TSMC a six-month rolling forecast of the number of wafers that Customer will purchase [ REDACTED ]. The forecast must be based on wafers out or deliveries expected to be made by TSMC.

         (c) TSMC will use its reasonable effort to cause its fabs to be capable of producing wafers of more advanced specifications, as set forth in the TSMC Technology Road Map attached as Exhibit C.

3.       WAFER PRICE

         (a) The wafer prices for the Customer Committed Capacity shall [ REDACTED ] technology, the same fab and the same period of time. In the event that the wafer prices for the Customer Committed Capacity do not comply with the preceding sentence, TSMC will make proper price changes for the unfilled orders, upon Customer's notice in writing.

         (b) The parties shall negotiate in good faith each year the wafer prices for the Customer Committed Capacity of the following year, [ REDACTED ].

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

4.       OTHER PURCHASE TERMS AND CONDITIONS

         The Customer/TSMC Foundry Wafer Agreement dated (to be completed) will apply to all purchases of wafers by Customer from TSMC, except that the provisions of this Agreement will supersede the above Agreement with respect to the subject matter hereof.

5.       OBLIGATION TO PAY OPTION FEE FOR OPTION CAPACITY

         (a) Customer agrees to pay to TSMC the Option Fee in the amount of US$280 [ REDACTED ] for the right to purchase the Option Capacity pursuant to this Agreement. The Option Fee is set forth in Exhibit D. Except that TSMC exercises its first right of refusal and accepts the Customer's offer pursuant to
                  Section 6 below, the Option Fee for any calendar year, once paid, shall be non-refundable for any cause other than breach, and will be credited against the wafer prices for the Option Capacity provided by TSMC for that particular year under this Agreement.

         (b) Customer further agrees to deliver to TSMC, within seven (7) days following the Effective Date, two (2) promissory notes each in an amount of the Option Fee due and payable to TSMC which promissory notes are in the form of Exhibit E. The promissory notes shall be returned by TSMC to Customer within seven (7) days upon receipt of the corresponding Option Fee by TSMC.

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

6.       FAILURE TO PURCHASE THE OPTION CAPACITY; FIRST RIGHT OF REFUSAL


         (a)      [ REDACTED ]

         (b) Customer may assign its TSMC Committed Capacity to Sierra Semiconductor, Inc.

         (c) Any of Customer's right or obligation set forth in Section 6(a) shall not affect its obligation to pay the Option Fee pursuant to Section 5 above, except that if this Agreement is assigned to any third parties acceptable to TSMC pursuant to this Section 6(a) above, such third parties shall pay the Option Fee and abide by the terms and conditions of this Agreement.

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

7.       TERM AND TERMINATION

         (a) The term of this Agreement shall commence from the Effective Date, and continue until December 31, 2000.

         (b) TERMINATION BY TSMC FOR CUSTOMER'S FAILURE TO PAY THE OPTION FEE TSMC may terminate this Agreement if Customer fails to pay the Option Fee pursuant to Section 5 above, and does not cure or remedy such breach within thirty (30) days of receiving written notice of such breach.

         (c)      TERMINATION FOR OTHER BREACH OR FOR BANKRUPTCY
                  Either party may terminate this Agreement if, the other party breaches any material provisions of this Agreement (other than the breach of Section 5 above), and does not cure or remedy such breach within sixty (60) days of receiving written notice of such breach, or (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership or liquidation, if such petition or proceeding is not dismissed with prejudice within sixty
                  (60) days after filing.

         (d)      EFFECT OF TERMINATION

                  Both parties shall remain liable to the other party for any outstanding and matured rights and obligations at the time of termination, including all outstanding payments of the Option Fee and for the wafers already ordered and/or shipped to Customer.

                  In addition, if this Agreement is terminated by Customer due to a breach by TSMC, then TSMC shall refund to Customer any portion of the Option Fee already paid by Customer to TSMC but not yet credited to the purchase prices of wafers in accordance with Section 5 above.

8.       BOARD APPROVAL


         Customer shall obtain the approval by its Board of Directors of this Agreement, and submit to TSMC, at the time of executing this Agreement, an authentic copy of it's board resolution authorizing the representative designated below to execute this Agreement.

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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9.       LIMITATION OF LIABILITY

         In no event shall either party be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with either party's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with either party's producing, supplying, and/or sale of the wafers, whether due to a breach of contract, breach of warranty, tort, negligence, or otherwise.

10.      NOTICE

         All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

To TSMC:

TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY, LTD.
No. 121, Park Avenue 3
Science-Based Industrial Park
Hsinchu, Taiwan
Republic of China                      FAX: 886-35-781545

To Customer:
PMC-SIERRA CORPORATION
8501 Commerce Court
Burnaby, B.C. Canada V5A4N3            FAX: 604-668-7301

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

11.      ENTIRE AGREEMENT

         This  Agreement,   including  Exhibits  A-E,   constitutes  the  entire
         agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

12.      GOVERNING LAW

         This Agreement will be governed by and interpreted in accordance with the laws of the Republic of China.

13.      ARBITRATION

         Each party will make best efforts to resolve amicably any disputes or claims under this Agreement among the parties. In the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled by binding arbitration in Taipei under The Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules. The arbitration proceeding shall be conducted in English. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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14.      ASSIGNMENT

         This Agreement shall be binding on and inure to the benefit of each party and its successors, and except that Customer may assign this Agreement under Section 6 above, neither party shall assign any of its rights hereunder, nor delegate its obligations hereunder, to any third party, without the prior written consent of the other.

15.      CONFIDENTIALITY

         Neither party shall disclose the existence or contents of this Agreement except as required by Customer's assignment of this Agreement to any third parties pursuant to Section 6 above, in confidence to its advisers, as required by applicable law, or otherwise without the prior written consent of the other party.

16.      FORCE MAJEURE

         Neither party shall be responsible for delays or failure in performance resulting from acts beyond the reasonable control of such party. Such acts shall include but not limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, and earthquakes.

         IN WITNESS WHEREOF, the parties, have executed this Agreement as of the date first stated above.


         TAIWAN SEMICONDUCTOR                   PMC-SIERRA CORPORATION
         MANUFACTURING CO., LTD.

         BY:      ________________________      BY:      _______________________
                  Donald Brooks                          James V. Diller
                  President                              CEO


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                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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                                    EXHIBIT A
                              CAPACITY FACTOR TABLE

                                 [TABLE OMITTED]







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                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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                                    EXHIBIT B
                           PMC-SIERRA CORPORATION/TSMC
                               COMMITTED CAPACITY

                                 [TABLE OMITTED]







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                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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                                    EXHIBIT C
                          TSMC CMOS Technology Roadmap

                                 [TABLE OMITTED]






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                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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                                    EXHIBIT D
                              OPTION FEE (Option I)

         Year              Option Capacity           Option Fee       Due Date
                           (Unit: Wafer              (Unit: US$)
                           Equivalent)

     [ REDACTED ]          [ REDACTED ]              [ REDACTED ]   [ REDACTED ]

     [ REDACTED ]                                    [ REDACTED ]   [ REDACTED ]





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                        CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------
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                                    EXHIBIT E
                        STANDARD FORM OF PROMISSORY NOTE

Amount: US $ _______________________         Due Date: ________________________

         The Undersigned, ____________________ (the "Maker"), unconditionally promise to pay to Taiwan Semiconductor Manufacturing Co., Ltd. or its order the [ REDACTED ] annum on any unpaid portion of the principal amount stated herein, and said payment will be made at _______________ (Place of Payment).

         This Note shall be governed in all respects by the laws of the Republic of China.

         The Maker of this Note agrees to waive protests and notice of whatever kind.

Issue Date:                ________________________

Issue Place:      ________________________


                               Maker's Signature:     ________________________


                               Maker's Address:       ________________________


                                                      ________________________


                                       16